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                                                                   EXHIBIT 10.13

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") dated as of August 31, 1999, is entered into by and among MPI HOLDINGS, L.L.C., a Delaware limited liability corporation ("Carlyle"), GE CAPITAL EQUITY INVESTMENTS, INC., a Delaware corporation ("GE Equity"), and EMPI, INC., a Minnesota corporation (the "Company") (individually, a "Party" and collectively, the "Parties").

                                    RECITALS

         A. Carlyle and GE Equity have each entered into a separate Subscription Agreement with EI Merger Corp. ("Merger Sub") dated as of August 31, 1999 (the "Subscription Agreements") pursuant to which each of Carlyle and GE Equity have subscribed for and agreed to purchase from Merger Sub, and Merger Sub has agreed to issue and sell to each of Carlyle and GE Equity, shares of common stock, par value $0.01 per share, of Merger Sub (the "Merger Sub Common Stock").

         B. As an inducement to and a condition of the purchase of shares of Merger Sub Common Stock by Carlyle and GE Equity, the Parties are entering into this Agreement.

         C. Immediately after consummation of the transactions contemplated by the Subscription Agreement, Merger Sub will be merged (the "Merger") with and into the Company, and upon consummation of the Merger, the Company will become the surviving corporation and the successor of Merger Sub.

         D. Carlyle and GE Equity, who upon consummation of the transactions contemplated by the Subscription Agreement and upon consummation of the Merger, will be the holders of all of the outstanding shares of Common Stock, and deem it in their best interests and in the best interests of the Company to provide for the registration of shares of the Common Stock and desire to enter into this Agreement in order to effectuate that purpose and to set forth their respective rights and obligations in connection with their investment in the Company

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in this Agreement, and subject to the terms and, conditions stated herein, the Parties hereby agree as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

         1.1 Defined Terms. As used in this Agreement, the following capitalized terms shall have the following meanings:

         "Business Days" means all days other than Saturday or Sunday or any day on which banking institutions in New York, New York are authorized or obligated by law to close.

         "Carlyle" means MPI Holdings, L.L.C., a Delaware limited liability company.

         "Common Stock" means the capital stock of the Company, however designated, which is not limited as to the amount of dividends, and which is not limited as to the amount of distributions upon liquidation or dissolution of the Company, and shall include, without limitation, the Company's presently authorized shares of Common Stock, $.01 par value per share.

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         "Company" means Empi, Inc. a Minnesota corporation.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "GE Equity" means GE Capital Equity Investments, Inc., a Delaware corporation.

         "NASD" means the National Association of Securities Dealers, Inc.

         "Person" means an individual, firm, partnership, limited liability partnership, corporation, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company or a government or agency or political subdivision thereof.

         "Piggy-Back Registration" means a registration pursuant to Section 3.1.

         "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

         "Registrable Securities" means (a) all shares of Common Stock owned by the Shareholders, and (b) any shares of Common Stock issued or issuable with respect to such shares of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that any such share or other security shall be deemed to be a Registrable Security only if and so long as it is a Transfer Restricted Security.

         "Registrable Expenses" shall have the meaning as set forth in Article
6.

         "Registration Statement" means any registration statement of the Company which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "SEC" means the Securities and Exchange Commission.

         "Shareholders" means Carlyle and GE Equity and any of their permitted successors or assigns.

         "Shareholders Agreement" means the Shareholders Agreement dated the date hereof, by and among Company and the Shareholders.

         "Transfer Restricted Securities" means securities acquired by the holder thereof other than pursuant to an effective registration under Section 5 of the Securities Act or pursuant to Rule 144; provided that (i) a security that may be sold by the holder pursuant to Rule 144 without regard to volume limitations imposed thereby shall cease to be a Transfer Restricted Security and
(ii) a security that has ceased to be a Transfer Restricted Security cannot thereafter become a Transfer Restricted Security.

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         "Underwritten Registration" or "Underwritten Offering" means a registration in which securities of the Company are sold (whether by the Company or by selling stockholders) to an underwriter for reoffering to the public.

                                   ARTICLE 2.
                      SECURITIES SUBJECT TO THIS AGREEMENT

         2.1 Registrable Securities. The securities entitled to the benefits of this Agreement are the Registrable Securities.

         2.2 Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns Registrable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.

                                   ARTICLE 3.
                       DEMAND AND PIGGY-BACK REGISTRATION

         3.1  Demand Registration.

             (a) Request for Registration by Holders of Registrable Securities. At any time after 180 days following the closing of the Company's initial Underwritten Offering of Common Stock of the Company pursuant to which shares of Common Stock are sold for the benefit of the Company, if the Company receives from the holders of at least 400,000 shares of the Registrable Securities a written request that the Company effect any registration or qualification with respect to the Registrable Securities, the Company will:

                  (1) within ten (10) days of receipt of such a request, give written notice of the proposed registration or qualification to all other holders of Registrable Securities; and

                  (2) as soon as practicable, use its best efforts to effect such registration or qualification (including, without limitation, the execution in the applicable Registration Statement of an undertaking to file require post-effective amendments, appropriate qualification under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as are reasonably necessary to permit or facilitate the sale and distribution of all or such portion of such holder's or holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other holder or holders joining in such request or the Company in the case of primary Registrable Securities requested by the Company to be registered as are specified in a written notice given to the Company within 20 days after the date of such written notice from the Company pursuant to Section 3.1(a)(1); provided, however that the Company will not be obligated to effect more than five (5) such registrations.

         Notwithstanding anything to the contrary set forth in this Agreement, the Company shall not be required to effect a Demand Registration within six months after the effective date of any other Registration Statement filed by the Company. In addition, notwithstanding anything to the contrary, if at the time of any request to register Registrable Securities pursuant to this Section 3.1(a), the Company is actively engaging, with the prior approval of the Company's Board of Directors, in an Underwritten Offering as to which holders of Registrable Securities are eligible to include Registrable Securities pursuant to Section 3.2 (subject to the limitations and restrictions set forth in such Section 3.2) or is engaged in any other activity which, in the good faith determination of the Board of Directors of the

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Company, would be adversely affected by the requested registration to the substantial detriment of the Company, then the Company may at its option direct (a "Directive") in writing within ten (10) days of receipt of such request that such request be delayed (and, if a majority of the holders of Registrable Securities initiating such request so elect, withdrawn) for a period not in excess of six months from the date of such Directive, which right to delay a request may be exercised by the Company not more than once in any twelve month period.

        Subject to the foregoing provisions, the Company will file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the initiating holders, and shall use its best efforts to cause such registration statement and prospectus through which such Demand Registration is effected to remain effective, (i) in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and (ii) in the case of any other offering, until the earlier of the sale of all Registrable Securities covered thereby or 120 days after the effective date thereof, it being understood and agreed that any Demand Registration that does not remain effective for such applicable time periods will not be counted as a "registration" for purposes of Section 3.1(a)(2).

             (b) Effective Registration. A registration of Registrable Securities will not count as a Demand Registration until it has become effective and has remained effective for the applicable period specified in Section 3.1(a).

             (c) Underwriter's Cutback. If the holder or holders of a majority in number of the Registrable Securities to be registered in a Demand Registration under this Section 3 (or the holder or holders who initiated the Demand Registration) so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering. In such event, if the managing underwriter or underwriters of such offering advise the Company and the holders in writing that in their opinion the Registrable Securities requested to be included in such offering is sufficiently large so as to materially and adversely affect the success of the offering, the Company will include in such registration (i) first, the Registrable Securities requested to be included therein pursuant to Section 3.1(a), pro rata among the holders of the Registrable Securities on the basis of the number of Registrable Securities owned by such holders requested to be included in such registration and (ii) second, the securities the Company proposes to sell, which in the opinion of such underwriters (after taking into account the securities to be sold pursuant to clause (i)) can be sold without having a material adverse effect on the offering.

             (d) Selection of Underwriters. If any Demand Registration pursuant to this Section 3 is to be in the form of an Underwritten Offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by holders of a majority in number of Registrable Securities to be included in such offering; provided that such investment bankers and managers must be reasonably satisfactory to the Company.

        3.2 Piggy-Back Registration. At any time after the initial Underwritten Offering of the Common Stock of the Company, if the Company determines to file a registration statement under the Securities Act relating to a proposed sale to the public of shares of its shares of Common Stock (but excluding registrations relating solely to employees' stock option or purchase plans or relating solely to a transaction employing SEC Form S-4 or Form S-8 or successor Forms thereto), either for its own account or the account of a security holder or holders, the Company shall:

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             (a)  promptly give to each holder of Registrable Securities written notice thereof (which will include, to the extent known at the time, a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws, the proposed offering price or price range, and the plan of distribution);

             (b) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 25 days after such written notice from the Company, by any holder or holder of Registrable Securities; and

             (c) use its best efforts to cause the managing underwriter or underwriters of such proposed Underwritten Offering to permit the Registrable Securities requested to be included in the registration statement for such offering to be included on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, if in the reasonable opinion of the managing underwriter or underwriters of such offering, the marketing considerations require a limitation on the number of shares of Common Stock offered pursuant to any Registration Statement filed under this Section, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included therein, which in the opinion of such underwriters (after taking into account the securities to be sold pursuant to clause (i)) can be sold without having a material adverse effect on the offering, pro rata among the holders of the Registrable Securities on the basis of the number of Registrable Securities owned by such holders requested to be included in such registration. The Company will bear all Registration Expenses in connection with such a Piggy-Back Registration. Notwithstanding anything to the contrary herein, if in the reasonable opinion of the managing underwriter or underwriters of such offering, the marketing considerations require that no shares of Registrable Securities be included in such offering, then the Company may, after notice thereof to the holders of Registrable Securities requested to be included in such registration, proceed with such offering without including therein such Registrable Securities.

                                   ARTICLE 4.
                              HOLD-BACK AGREEMENTS

        4.1 Restrictions on Public Sale by the Holders of Registrable Securities. Each holder of Registrable Securities agrees, if requested in writing by the managing underwriters in an Underwritten Offering, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during the 180-day period following the effective date of the Registration Statement.

                                   ARTICLE 5.
                             REGISTRATION PROCEDURES

        In connection with the Company's registration obligations pursuant to
Section 3.1 hereof, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                  (a) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the holders of the Registrable Securities covered by such Registration Statement and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be made available for review by such holders and managing underwriters, and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the holders of a majority in number of the Registrable Securities covered by such Registration Statement or the underwriters, if any, shall reasonably object;

                  (b) prepare and file with the SEC such amendments and post-effective amendments to any Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the holders of a majority of the Registrable Securities covered by the Registration Statement or any managing underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or otherwise necessary to keep such Registration Statement effective for the applicable period and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act;

                  (c) notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing,

                       (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

                       (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information,

                       (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,

                       (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

                       (v) of the existence of any fact which results in the Registration Statement, the Prospectus or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (d) use best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

                  (e) if reasonably requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an Underwritten Offering, as promptly as practicable incorporate in a Prospectus supplement or post-effective amendment such necessary information as the managing underwriters and the holders of a majority in number of the Registrable Securities being sold reasonably request to have included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as promptly as practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  (f) at the request of any selling holder of Registrable Securities, furnish to such selling holder of Registrable Securities and each managing underwriter, without charge, such number of conformed copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) as such holder may reasonably request;

                  (g) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request and the written consent of the Company to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

                  (h) in connection with any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the managing underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

                  (i) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and, if not required by applicable law, not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

                  (j) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

                  (k) if any fact contemplated by paragraph (c)(vi) above shall exist, use its best efforts to prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (l) use its best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the holders of a majority in number of such Registrable Securities or by the managing underwriters, if any;

                  (m) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable trustees or transfer agents with printed certificates for the Registrable Securities which are in a form eligible for deposit with Depositary Trust Company;

                  (n) with respect to an Underwritten Offering or other transaction in which an investment banking firm significantly participates, enter into customary agreements with investment bankers and underwriters (including underwriting agreements in customary form) and take all other appropriate actions that the underwriter or investment banker may reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                  (o) make available to a representative of the holders of a majority in number of the Registrable Securities, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by the sellers or managing underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested (taking into account the number of Registrable Securities held by the requesting holder of Registrable Securities) by any such representative, underwriter, attorney or accountant in connection with the registration, with respect to each at such time or times as the Company shall reasonably determine; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order;

                  (p) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, earnings statements satisfying the provisions of Section 11
(a) of the Securities Act and Rule 158 promulgated thereunder;

                  (q) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD); and

                  (r) promptly prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement) provide copies of such document to counsel to the holders of Registrable Securities and to the managing underwriters, if any, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request.

             The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such Seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

             Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (k) above, such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by paragraph (k) above, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods mentioned in
Section 4.1 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by paragraph (k) above or is advised in writing by the Company that the use of the Prospectus may be resumed.

                                   ARTICLE 6.
                              REGISTRATION EXPENSES

             6.1 Registration Expenses. All expenses incident to the Company's performance of or compliance with this Agreement will be paid by the Company, regardless whether the Registration Statement becomes effective. The expenses to be paid by the Company shall include, without limitation:

                  (a) all registration and filing fees (including, without limitation, with respect to filings required to be made with the NASD);

                  (b) fees and expenses of compliance with securities or blue sky laws (including, without limitation, fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate);

                  (c) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Securities in a form eligible for deposit with Depositary Trust Company and of printing prospectuses), messenger, telephone and delivery expenses;

                  (d)  fees and disbursements of counsel for the Company;

                  (e) fees and disbursements of all independent certified public accountants of the Company (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

                  (f) fees and expenses of other Persons retained by the Company; and

                  (g) fees and expenses associated with any NASD filing required to be made in connection with the Registration Statement, (all such expenses being herein called "Registration Expenses").

             Registration Expenses shall not include fees, discounts, commissions or disbursements of underwriters, selling brokers, dealer managers or similar securities professionals relating to the distribution of the Registrable Securities or legal expenses of any Person other than the Company.

             6.2 Company Expenses. The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.